UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-922	04-1366970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA	02199

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 421-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release dated February 3, 2005

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2005 The Gillette Company reported its earnings for the three months and year ended December 31, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation’s related press release dated February 3, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by The Gillette Company on February 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GILLETTE COMPANY

	By:	/s/ William J. Mostyn III

William J. Mostyn III
Secretary
February 3, 2005